Exhibit 99.2

 2Q20 Financial Results and Business Progress  August 7, 2020

 Disclaimers  Various statements in this presentation concerning Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of SRK-015 to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, and the ability of SRK-181 to affect the treatment of cancer patients in a manner consistent with preclinical data constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide the financial support and resources necessary to identify and develop multiple product candidates on the expected timeline, competition from others developing products for similar uses, the preliminary nature of interim clinical data, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.   © Scholar Rock, Inc. All rights reserved. August 2020.

 Newest Members of Highly Experienced Leadership Team  3  TONY KINGSLEY, MBAPresident & CEO  TED MYLES, MBACFO & Head of Business Operations  Joined Scholar Rock’s Board of Directors in May 2020President & CEO of Taris Bio President & COO of The Medicines CompanyEVP at Biogen, led global commercial operations  Strategic, operational, and commercial leader  Financial and operational executive  Served on Scholar Rock’s Board of Directors for nearly 2 yearsCFO & COO of AMAG Pharmaceuticals, Inc.CFO & COO of Ocata TherapeuticsCFO & Vice President of Operations at PrimeraDx, Inc.

 Proprietary platform has produced multiple programs with significant therapeutic potential  Two most advanced programs, SRK-015 and SRK-181, are advancing quickly and address markets that are well developed and growing  Multiple programs and multiple anticipated milestones offer near- and long-term value inflection points and strategic optionality  4

Differentiated Pipeline with a Series of Anticipated Milestones

	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2022 and Beyond

SRK-015 SMA
- ★ TOPAZ Interim Analysis (3 Cohorts)
- TOPAZ Topline 12M Data (3 Cohorts)
- TOPAZ 2 Year Extension Data
- Potential SRK-015 Phase 3 in SMA

SRK-015 Other Indications
- *Multiple Opportunities for Additional Indications Beyond SMA*

SRK-181 Immuno-Oncology and Oncology
- ★ DRAGON Part A2 Initiation
- ★ Update on Dose Escalation
- ★ DRAGON Part B Initiation
- DRAGON Clinical Response and Safety Data Across Multiple Tumor Types
  - Part A2 Combo Efficacy and Safety Data
  - Part B – Melanoma
  - Part B – NSCLC
  - Part B – Urothelial Carcinoma
  - Part B – Other Solid Tumor Types

Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology
- *Multiple Additional Opportunities: 1) SRK-181 in Oncology; 2) Latent TGFβ1 Immune Cell in IO; 3) Latent TGFβ1 Immune Cell in Oncology*

Gilead Fibrosis collaboration
- Gilead Fibrosis-focused TGFβ Collaboration

Preclinical / Platform
- ★ Nominate RGMc Product Candidate
- Continue to Discover and Advance Preclinical Programs

ScholarRock 5

 Review of Clinical Programs: SRK-015 and SRK-181  6  Yung Chyung, MDChief Medical Officer

SMA Treatment Landscape: The Shifting Focus to Muscle -Directed Therapies

Muscle-directed therapies needed to complement disease-stabilizing benefits of SMN upregulators*

Overall prevalence of patients with SMA
30,000-35,000 in U.S. and Europe


SMN Upregulator Therapies
Muscle-Directed Therapies (SRK-015**)

Address SMN deficiency to prevent further motor neuron deterioration

Act directly on muscle with aim to improve motor function

Muscle function in SMA (human)

Hammersmith Functional Motor Scale Expanded (HFMSE)


Total Possible HFMSE Score of 66
HFMSE Score at Month 15
Unmet medical need for functional improvement with muscle-directed therapies
Mean improvement with nusinersen
Mean baseline score

†Mean improvement in HFMSE score experienced by patients with later-onset SMA in the Phase 3 CHERISH clinical trial of nusinersen

SMN = survival motor neuron.
**Also referred to as SMN correctors.*
*** SRK-015 is an investigational therapy under development.*
†*Source:* Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med.* 2018;378:625-635.

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Later-Onset SMA: High Unmet Need for Muscle-Directed Therapy to Complement SMN Upregulator Therapy

Nusinersen CHERISH Trial in Later-Onset SMA†



Nusinersen (N=66)
Control (N=34)
Change from Baseline to Months 15 in HFMSE Score
15
10
5
0
-5
-10
-15
2
4
6
8
Age (yr)

In patients with later-onset SMA who were age ≥5 at screening…

- Primary benefit of nusinersen - stabilization of motor function
- Attainment of ≥3-point increase - rare (<15% of patients) even with nusinersen treatment

Risdiplam SUNFISH Trial in Later-Onset SMA††



Risdiplam
Placebo
% of patients with ≥3 change in MFM32 total at Month 12
100
80
60
40
20
0
2-5 years
6-11 years
12-17 years
18-25 years
Change in MFM32 total score

- Low percentage of patients over the age of 5 achieved ≥3-point increase on MFM32 scale, even with risdiplam treatment
- HFMSE secondary endpoint showed a mean 0.58-point improvement over placebo (not statistically significant)

†*Source:* Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med*. 2018;378:625-635.
††Efficacy and safety of risdiplam (RG7916) in patients with Type 2 or non-ambulant Type 3 spinal muscular atrophy (SMA) Roche/PTC Therapeutics

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 Progress on Path Towards Investigating SRK-015’s Therapeutic Potential in SMA  Phase 2 TOPAZ interim analysis to evaluate efficacy and safety in SMA  Results anticipated 4Q20  Strong translational rationale for investigating myostatin blockade in SMA     Therapeutic effects in SMA preclinical mouse model    Phase 1 trial in adult healthy volunteers demonstrated: Initial safetyPK profile supporting every 4-week dosing regimenPD data confirming robust target engagement    Phase 2 TOPAZ trial showed: Preliminary PD analysis demonstrates target engagement in patients with SMA    9  Sources: Poster presentations at various scientific congresses: Cure SMA Annual Conference (June 2020), MDA Clinical and Scientific Conference (March 2020), World Muscle Society Congress (October 2019). https://scholarrock.com/platform/publications/.

TOPAZ SRK-015 Phase 2 Trial Design

Interim Efficacy and Safety Results Expected 4Q20; Top-line 12-Month Data 1H21

	Cohort 1	Cohort 2	Cohort 3
Design	• N= 23*; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 15; ages 5-21 • Open-label, single-arm • 20 mg/kg SRK-015 IV Q4W • 12-month treatment period	• N= 20; ages ≥2 • Double-blind, randomized (1:1) to 2 mg/kg or 20 mg/kg SRK-015 IV Q4W • 12-month treatment period
Patients	• Ambulatory Type 3 SMA • Receiving treatment with approved SMN upregulator or as monotherapy	• Type 2 or non-ambulatory Type 3 SMA • Receiving treatment with approved SMN upregulator	• Type 2 SMA • Initiated treatment with approved SMN upregulator before age 5
Primary Objectives	• Safety • Mean change from baseline in RHS	• Safety • Mean change from baseline in HFMSE	• Safety • Mean change from baseline in HFMSE

We believe SRK-015 has the potential to be backbone therapy to all SMN upregulators

HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale.

*Baseline demographics presented as part of AAN virtual platform (May 2020). https://scholarrock.com/platform/publications/

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TOPAZ

Each Cohort Represents Important POC Opportunity With Significant Potential

	Efficacy – Therapeutic Goals			Safety Goals	Efficacy signal enables investigation of SRK-015's broader potential
Cohort 1	**RHS:** Absolute increase in mean change from baseline	**RHS:** Substantial % of patients attain ≥3-point increase	**Additional outcomes:** timed motor tests	No significant safety signals	• Broader age range • Any SMN upregulator • Monotherapy in some settings • Additional neuromuscular indications
Cohort 2	**HFMSE:** Absolute increase in mean change from baseline	**HFMSE:** Substantial % of patients attain ≥3-point increase	**Additional outcomes**: RULM, WHO motor developmental milestones	No significant safety signals	• Broader age range • Any SMN upregulator • Additional neuromuscular indications
Cohort 3	**HFMSE:** Substantial improvement in mean change from baseline	Explore potential differentiation (e.g. timing to onset of therapeutic effect) between high dose and low dose arms	**Additional outcomes**: RULM, WHO motor developmental milestones	No significant safety signals	• Any SMN upregulator • Additional early intervention settings (Type 1 and pre-symptomatic) • Additional neuromuscular indications

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SRK-181 Has Potential to Increase Response and Be Backbone Therapy to All Checkpoint Inhibitors

Current Checkpoint Inhibitor Market: $25B+*

=

~20% of patients respond to checkpoint inhibitors†



Current CPIs
Potential with increased response rat

Significant Unmet Potential to Increase Response to Checkpoint Inhibitors (CPIs)

*Source: Company information, Wall Street research, Evaluate Pharma.
†Source: Carretero-Gonzalez A, et al. *Oncotarget*. 2018;9:8706-8715. Meta-analysis of 12 randomized trials with control arm or adequate safety profile (includes nivolumab, pembrolizumab, and atezolizumab).

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Significant Interest in Potential Role of TGFβ Inhibition in Immuno-Oncology

Nature **(online), Feb. 14, 2018.**

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

Article

Cell

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Authors

Willy Hugo, Jesse M. Zaretsky, Lu Sun, Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

NATURE REVIEWS | CLINICAL ONCOLOGY

TGFβ biology in cancer progression and immunotherapy

Rik Derynck[1,2,3], Shannon J. Turley[4] and Rosemary J. Akhurst[2,3]

July 24, 2020: https://doi.org/10.1038/ s41571-020-0403-1

February 2019: *"GSK and Merck KGaA, Darmstadt, Germany announce global alliance to jointly develop and commercialise M7824, a novel immunotherapy with potential in multiple difficult-to-treat cancers"*

- €300 million upfront and up to €3.7 billion total

June 2019: *"Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGFβ"*

- $773 million total potential deal value

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 Cancer Genome Atlas RNAseq analysis of >10,000 samples spanning 33 tumor types*  *Source: National Cancer Institute - Cancer Genome Atlas Program.†Priti H, et al. Top 10 challenges in cancer immunotherapy. Immunity. 2020 Jan 14:52(1):17-35. https://doi.org/10.1016/j.immuni.2019.12.011.  Substantial proportion of solid tumors exhibit immune exclusion†  Broad Potential for TGFβ Blockade Across Many Solid Tumors    Human Tumor Analyses Reveal TGFβ1 as Most Likely Driver of TGFβ Pathway Signaling in Cancers  14

 SRK-181: Unique TGFβ1-Selective Approach to Overcoming Checkpoint Inhibitor Resistance  15  SRK-181Latent TGFβ1 Inhibitor  Inhibits TGFβ1 pathway - implicated in CPI resistance  Highly selective targeting - avoids binding to latent TGFβ2 and TGFβ3 isoforms  Aimed at increasing therapeutic window – potentially avoids toxicities associated with non-selective TGFβ inhibition  Therapeutic flexibility - pair with any CPI and optimize dosing of each component of combination therapy

SRK-181: Therapeutic Rationale Continues to Strengthen

EVIDENCE TO DATE

Increasing evidence implicating TGFβ1's pivotal role in CPI resistance	✓ TGFβ1 implicated in immune excluded tumor phenotype; poor CPI responses ✓ TGFβ1 expression and immune exclusion broadly observed across solid tumors ✓ Merck KGaA/GSK's bintrasfusp alfa (M7824) showed encouraging long-term survival potential in NSCLC*
SRK-181: potential for robust blockade of TGFβ1 pathway	✓ Nonselective TGFβ inhibition associated with significant tox; constrains dosing ✓ SRK-181: highly selective inhibitor of latent TGFβ1 activation with minimal or no binding to latent TGFβ2/3 isoforms ✓ SRK-181 did not lead to cardiac or other toxicities in 4-week GLP nonclinical toxicology studies
Significant anti-tumor efficacy in preclinical tumor models	✓ SRK-181 evaluated in 3 preclinical syngeneic tumor models aimed at emulating primary resistance to CPI in humans ✓ Treatment with SRK-181 combined with CPI led to significant impact on anti-tumor responses and survival rates in preclinical models†

*Presented at ASCO 2020. Bintrasfusp alfa (M7824) is a bifunctional protein comprised of anti-PD-L1 and TGFβ trap

† Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications.

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DRAGON Phase 1 POC Trial to Evaluate SRK-181's Ability to Overcome Primary Resistance to Checkpoint Inhibitors

Update on dose escalation expected in 4Q20; clinical response and safety data expected in 2021

SRK-181: *selective inhibitor of TGFβ1 activation* →

Part A

Part A1:
- SRK-181 as a single agent
- Modified 3+3 dose escalation
- Assess SRK-181 dose range of 80-2400 mg (avg weight 80kg)

Part A2:
- SRK-181 with approved anti-PD-(L)1
- 3+3 dose escalation
- Treat with same anti-PD-(L)1 as previously given with no response

→

Part B

- SRK-181 in combo with approved anti -PD-(L)1 therapy
- 4 parallel cohorts – each will enroll up to 40 patients
- Target indications expected to include NSCLC, urothelial carcinoma, melanoma, amongst other solid tumor types
- Treat with same anti-PD-(L)1 as previously given with no response

- Open-label, dose escalation, and dose expansion clinical trial
- Evaluate the efficacy, safety/tolerability, and PK/PD of SRK-181 in combination with approved anti-PD-(L)1 therapy
- Patients with locally advanced or metastatic solid tumors that exhibit primary resistance to anti-PD(L)1 therapy
- Lack of response characterized as stable or progressive disease following ≥3 cycles of anti-PD-(L)1 therapy either alone or in combination with chemotherapy

NCT04291079 on www.clinicaltrials.gov.

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DRAGON Part A: Progressing Quickly to Evaluation of SRK-181 with Anti-PD-(L)1 Therapy

DRAGON Part A1

- SRK-181 as a single agent
- Modified 3+3 dose escalation
- Assess SRK-181 dose range of 80-2400 mg (avg weight 80kg)

Safety and PK Data as Single-Agent

- Enables progression to evaluation of combination treatment

DRAGON Part A2

- SRK-181 with approved anti-PD-(L)1
- 3+3 dose escalation
- Focus on patients with primary resistance to single-agent anti-PD-1 or anti-PD-L1
- Treat with same anti-PD-(L)1 as previously given with no response

Potential for Early Efficacy Signals

- Anti-tumor response from combination treatment in individual patients would be unexpected given prior resistance to anti-PD-(L)1 therapy

Expect to advance to Part A2 in 3Q20; update on dose escalation expected in 4Q20

NCT04291079 on www.clinicaltrials.gov.

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DRAGON Part B: Multiple Opportunities for Efficacy Signals

DRAGON Part B

- Study population focused on patients already shown to have primary resistance to single-agent CPI
- 4 parallel cohorts; each to enroll up to 40 patients
  - **NSCLC:** SRK-181 + pembrolizumab
  - **Urothelial carcinoma**: SRK-181 + pembrolizumab
  - **Melanoma**: SRK-181 + pembrolizumab*
  - **Additional tumor types**: SRK-181 + anti-PD-(L)1 therapy for which patient experienced primary resistance

Potential for Rapid Path to Proof-of-Concept

- Anti-tumor response and safety with combination treatment
  - Response in individual patients would be unexpected given prior resistance to anti-PD-(L)1 therapy
  - Evaluation of patients with stable or progressive disease
- Ability to evaluate response across multiple tumor types
- Patient population with high unmet medical need
  - Strong proof-of-concept signal could support efficient registrational path

DRAGON Part B initiation planned 1Q21; anti-tumor and safety data expected starting in 2021

* Planning to open eligibility to patients with history of primary resistance to either pembrolizumab or nivolumab
NCT04291079 on www.clinicaltrials.gov.

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 20  2Q20 Financial ResultsTed MylesCFO & Head of Business Operations

 21  2Q20 Financial Update (GAAP)  Revenues  Operating Expenses  Net Loss  Ended June 30, 2020 with $141M in cash, cash equivalents, and marketable securities  Revenues of $3.9 millionRelated to the Gilead fibrosis-focused collaboration  R&D expense of $17.0 millionY/Y increase due to acceptance of Specifica, Inc. antibody display library, SRK-015 TOPAZ Phase 2 trial, personnel-related costs G&A expense of $6.4 millionY/Y increase due to personnel-related costs and professional services  $19.3 million or $0.65 per share

Differentiated Pipeline with a Series of Anticipated Milestones



2020
Q3
Q4
2021
Q1
Q2
Q3
Q4
2022 and Beyond
SRK-015 SMA
TOPAZ Interim Analysis (3 Cohorts)
TOPAZ Topline 12M Data (3 Cohorts)
TOPAZ 2 Year Extension Data
Potential SRK-015 Phase 3 in SMA
SRK-015 Other Indications
Multiple Opportunities for Additional Indications Beyond SMA
SRK-181 Immuno-Oncology and Oncology
DRAGON Part A2 Initiation
Update on Dose Escalation
DRAGON Part B Initiation
DRAGON Clinical Response and Safety Data Across Multiple Tumor Types
• Part A2 Combo Efficacy and Safety Data
• Part B – Melanoma
• Part B – NSCLC
• Part B – Urothelial Carcinoma
• Part B – Other Solid Tumor Types
Latent TGFβ1 Immune Cell Immuno-Oncology and Oncology
Multiple Additional Opportunities: 1) SRK-181 in Oncology; 2) Latent TGFβ1 Immune Cell in IO; 3) Latent TGFβ1 Immune Cell in Oncology
Gilead Fibrosis collaboration
Gilead Fibrosis-focused TGFβ Collaboration
Preclinical / Platform
Nominate RGMc Product Candidate
Continue to Discover and Advance Preclinical Programs

ScholarRock

22

 Appendix

Preliminary TOPAZ Biomarker Data Provide First Demonstration of Target Engagement in Patients with SMA

Latent Myostatin Change Over Baseline in SRK-015 TOPAZ Trial



Latent Myostatin Concentration (ng/mL)
1000
100
10
1
0
168
336
504
672
Time (hr)
Cohort 1 (20 mg/kg)
Cohort 2 (20 mg/kg)
Cohort 3 (20 mg/kg)
Cohort 3 (2 mg/kg)

Latent Myostatin Change Over Baseline in Phase 1 HV Trial



Fold over Latent Myostatin Concentration at Baseline
1000
100
10
1
0
168
336
504
672
Time (hr)
SAD Cohort 1 - 1 mg/kg
SAD Cohort 2 - 3 mg/kg
SAD Cohort 4 - 20 mg/kg

Preliminary TOPAZ Phase 2 Pharmacokinetic (PK) Data



SRK-015 concentration (µg/mL)
1000
100
10
1
0
168
336
504
672
Time (hr)
Cohort 1 (20 mg/kg)
Cohort 2 (20 mg/kg)
Cohort 3 (20 mg/kg)
Cohort 3 (2 mg/kg)

Robust Target Engagement Observed

- ~100-fold increases in serum latent myostatin levels following single 20 mg/kg dose in all cohorts of TOPAZ
- Confirms presence of latent myostatin in patients with SMA

Well-Behaved, Linear PK Profile

- Minimal variability across TOPAZ cohorts
- Dose proportional increase in serum drug exposure between low (2 mg/kg) and high (20 mg/kg) doses

Preliminary PK/PD results include data from 29 patients (12 in Cohort 1, 8 in Cohort 2, and 9 in Cohort 3).

Source: Poster presentation at the MDA Clinical and Scientific Conference (March 2020). https://scholarrock.com/platform/publications/.

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TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Melanoma (Cloudman S91) model: Combination treatment led to tumor regression and survival benefit

Similar results in bladder (MBT2) and breast (EMT6) preclinical tumor models

Tumor Regression: Monotherapy

SRK-181-mIgG1 (30 mg/kg QW)



2000
1500
1000
500
0
0/12
0 14 28 42 56 70

Anti-PD1 (10 mg/kg BIW)



2000
1500
1000
500
0
3/12
0 14 28 42 56 70

Days after treatment initiation

Tumor Regression: Combination Therapy

Anti-PD1/SRK-181-mIgG1 (10 mg/kg QW)



2000
1500
1000
500
0
4/9
0 14 28 42 56 70

Anti-PD1/SRK-181-mIgG1 (30 mg/kg QW)



2000
1500
1000
500
0
8/11
0 14 28 42 56 70

Days after treatment initiation

Survival Benefit



100
75
50
25
0
0 14 28 42 56 70
Days after treatment initiation
*
*
†
Control
SRK-181-mIgG1 (30 mg/Kg/wk)
Anti-PD1 (10 mg/Kg/2xwk)
Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)

*P<0.01.

†P<0.05 Log-rank (Mantel-Cox test) vs anti-PD1.

Overcoming immune exclusion

Anti-PD1



Anti-PD1/ SRK-181-mIgG1 led to influx of CD8+ cells in preclinical bladder tumor model



ScholarRock

25

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications.

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile


Microscopic observations in heart
Valvulopathy
Atrium—Mixed cell infiltrate
Myocardium—Degeneration/necrosis
Myocardium—Hemorrhage
Myocardium—Miced cell infiltrate, base
Coronary artery—Necrosis with inflammation
Cardiomyocyte—Necrosis/inflammatory cell infiltrate
Control
Vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
po, qd x 8
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
LEGEND
Unremarkable
Minimal
Slight
Moderate

Repeat dose pilot toxicology study in adult female Sprague Dawley rats:

- Cardiac findings were exhibited in animals dosed with a pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGF β receptor kinase) as expected based on published data†
- No cardiotoxicities (valvulopathy) were noted with SRK-181
  - NOAEL for SRK-181 was the highest dose evaluated of 100 mg/kg QW

4-week GLP toxicology studies:

- Rats: NOAEL for SRK-181 was up to highest evaluated dose of 200 mg/kg QW
- Non-human primates: NOAEL for SRK-181 was up to highest evaluated dose of 300 mg/kg QW

Selectivity of SRK-181 offers potential to overcome toxicity and dose-limiting challenges of non-selective TGFβ pathway approaches

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med* 2020 Mar 25;12(536): eaay8456.
*Source: Anderton MJ, et al. Induction of heart valve lesions by small-molecule ALK5 inhibitors. *Toxicol Pathol*. 2011;39: 916-924.; and Stauber AJ, et al. Nonclinical safety evaluation of a transforming growth factor β Receptor I kinase inhibitor in Fischer 344 rats and beagle dogs. *J Clin Pract*. 2014: 4:3.

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